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Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Segment Detail
Global Consumer:
Cards
Global Cards	6
North America Cards	7—8
International Cards	9
Consumer Finance
Global Consumer Finance	10
North America Consumer Finance	11
International Consumer Finance	12
Retail Banking
Global Retail Banking	13
North America Retail Banking	14—15
International Retail Banking	16—17
Corporate and Investment Banking:
Income Statement	18
Revenue Details	19
Capital Markets and Banking	20
Transaction Services	21
Global Wealth Management:
Smith Barney	22
Private Bank	23
Asset Management	24—25
Alternative Investments	26
Citigroup Supplemental Detail
Discontinued Operations	27
Consolidated Statement of Income	28
Consolidated Balance Sheet	29
Segment Balance Sheet	30
Return on Capital	31
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	32
Allowance for Credit Losses:
Total Citigroup	33
Consumer Loans	34
Corporate Loans	35
Non-Performing Assets	36

CITIGROUP—FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

Citigroup, the leading global financial services company which has more than 200 million customer accounts and does business in more than 100 countries, provides consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005		1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Income from Continuing Operations	$5,024	$980	$5,063	$5,078	$5,168		3%
Discontinued Operations, After-tax	249	164	245	243	273

Net Income	$5,273	$1,144	$5,308	$5,321	$5,441		3%

Basic Earnings Per Share:
Income from Continuing Operations	$0.98	$0.19	$0.99	$0.99	$1.00		2%

Net Income	$1.03	$0.22	$1.03	$1.04	$1.06		3%

Weighted average common shares applicable to Basic EPS	5,095.6	5,100.5	5,112.3	5,120.3	5,133.3

Preferred Dividends—Basic	$17	$17	$17	$17	$17

Diluted Earnings Per Share:
Income from Continuing Operations	$0.96	$0.19	$0.97	$0.97	$0.99		3%

Net Income	$1.01	$0.22	$1.02	$1.02	$1.04		3%

Adjusted weighted average common shares applicable to Diluted EPS	5,203.1	5,201.3	5,205.6	5,219.5	5,226.0

Preferred Dividends—Diluted	$17	$17	$17	$17	$17

Common Shares Outstanding, at period end	5,171.5	5,180.3	5,189.8	5,194.6	5,202.2

Tier 1 Capital Ratio	8.96%	8.16%	8.37%	8.74%	8.7	%*

Total Capital Ratio	12.25%	11.31%	11.49%	11.85%	12.0	%*

Leverage Ratio	5.40%	4.88%	5.01%	5.20%	5.1	%*

Total Assets, at period end (in billions)	$1,317.6	$1,396.6	$1,436.6	$1,484.1	$1,490.1	*

Stockholders' Equity, at period end (in billions)	$101.9	$98.3	$103.4	$109.3	$110.5	*

Equity and Trust Securities, at period end (in billions)	$108.2	$104.5	$110.2	$115.5	$116.9	*

Book Value Per Share, at period end	$19.48	$18.76	$19.70	$20.82	$21.03	*

Return on Common Equity (Net Income)	21.3%	4.6%	21.3%	20.1%	20.3%

Return on Risk Capital (Net Income)	45%	9%	42%	41%	40%

*
Preliminary

CITIGROUP—NET INCOME
PRODUCT VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Global Consumer:
Cards	$980	$1,012	$1,267	$1,441	$1,086	11%
Consumer Finance	567	594	643	584	629	11%
Retail Banking	1,135	1,167	1,240	1,142	1,285	13%
Other(1)	(94)	304	(62)	(53)	(181)	(93)%

Total Global Consumer	2,588	3,077	3,088	3,114	2,819	9%

Corporate and Investment Banking:
Capital Markets and Banking	1,477	1,502	1,159	1,257	1,439	(3)%
Transaction Services	234	261	285	261	245	5%
Other(1)(2)	(4)	(4,569)	7	168	(5)	(25)%

Total Corporate and Investment Banking	1,707	(2,806)	1,451	1,686	1,679	(2)%

Global Wealth Management:
Smith Barney	251	209	195	226	195	(22)%
Private Bank(3)	159	152	136	(129)	122	(23)%

Total Global Wealth Management	410	361	331	97	317	(23)%

Asset Management	105	99	79	(25)	79	(25)%
Alternative Investments	26	273	111	333	362	NM
Corporate / Other	188	(24)	3	(127)	(88)	NM

Income From Continuing Operations	5,024	980	5,063	5,078	5,168	3%

Discontinued Operations (4)	249	164	245	243	273

Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	3%

(1)
The 2004 second quarter includes a $756 million after-tax gain ($378 million in Consumer Other and $378 million in CIB Other) related to the sale of The Samba Financial Group (Samba).

(2)
The 2004 second quarter includes a $4.95 billion after-tax charge related to the WorldCom Settlement and increase in Litigation Reserves.

(3)
The 2004 fourth quarter includes a $244 million after-tax charge related to the exit plan implementation for the Company's Private Bank operations in Japan.

(4)
Discontinued Operations represents the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing and is expected to close during the 2005 second or third quarter.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET INCOME
REGIONAL VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$1,748	$1,785	$2,123	$2,071	$1,905	9%
Corporate	746	(4,244)	501	807	893	20%
Wealth Management	314	280	269	306	271	(14)%
Asset Management	65	64	39	(64)	50	(23)%

Total North America (excluding Mexico)	2,873	(2,115)	2,932	3,120	3,119	9%

Mexico
Consumer	203	214	223	242	260	28%
Corporate	94	184	198	183	83	(12)%
Wealth Management	16	12	13	11	13	(19)%
Asset Management	26	21	26	26	17	(35)%

Total Mexico	339	431	460	462	373	10%

Europe, Middle East and Africa (EMEA)
Consumer	204	601	154	224	120	(41)%
Corporate	264	661	123	84	188	(29)%
Wealth Management	9	4	4	(2)	(1)	NM
Asset Management	(1)	1	—	(2)	(2)	(100)%

Total EMEA	476	1,267	281	304	305	(36)%

Japan
Consumer	142	147	164	163	175	23%
Corporate	93	87	91	63	48	(48)%
Wealth Management	26	19	3	(253)	(8)	NM
Asset Management	2	3	3	1	(1)	NM

Total Japan	263	256	261	(26)	214	(19)%

Asia (excluding Japan)
Consumer	247	280	332	328	311	26%
Corporate	308	321	309	352	322	5%
Wealth Management	35	34	33	23	35	—
Asset Management	2	1	2	3	4	100%

Total Asia	592	636	676	706	672	14%

Latin America
Consumer	44	50	92	86	48	9%
Corporate	202	185	229	197	145	(28)%
Wealth Management	10	12	9	12	7	(30)%
Asset Management	11	9	9	11	11	—

Total Latin America	267	256	339	306	211	(21)%

Alternative Investments	26	273	111	333	362	NM
Corporate / Other	188	(24)	3	(127)	(88)	NM

Income From Continuing Operations	5,024	980	5,063	5,078	5,168	3%

Discontinued Operations	249	164	245	243	273

Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	3%

(1)
Excludes Alternative Investments and Corporate / Other which are predominantly related to North America.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Global Consumer:
Cards	$4,598	$4,467	$4,602	$4,654	$4,576	—
Consumer Finance	2,688	2,677	2,631	2,765	2,750	2%
Retail Banking	4,303	4,452	4,587	4,654	4,947	15%
Other	(16)	557	(24)	(1)	(219)	NM

Total Global Consumer	11,573	12,153	11,796	12,072	12,054	4%

Corporate and Investment Banking:
Capital Markets and Banking	4,531	4,495	3,733	4,347	4,899	8%
Transaction Services	939	984	1,042	1,101	1,134	21%
Other	1	585	2	14	1	—

Total Corporate and Investment Banking	5,471	6,064	4,777	5,462	6,034	10%

Global Wealth Management:
Smith Barney	1,729	1,578	1,523	1,637	1,666	(4)%
Private Bank	573	505	482	484	504	(12)%

Total Global Wealth Management	2,302	2,083	2,005	2,121	2,170	(6)%

Asset Management	461	427	442	460	413	(10)%
Alternative Investments	180	537	287	659	866	NM
Corporate / Other	295	(69)	(227)	(313)	(4)	NM

Total Net Revenues	$20,282	$21,195	$19,080	$20,461	$21,533	6%

Managed Basis Net Revenues(1)	$21,607	$22,485	$20,330	$21,675	$22,699	5%

(1)
Segment net revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 6.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$7,778	$7,618	$7,776	$7,704	$7,759	—
Corporate	2,302	2,560	1,848	2,251	2,779	21%
Wealth Management	1,912	1,761	1,713	1,837	1,869	(2)%
Asset Management	297	291	292	293	271	(9)%

Total North America (excluding Mexico)	12,289	12,230	11,629	12,085	12,678	3%

Mexico
Consumer	798	794	849	948	914	15%
Corporate	204	137	199	230	159	(22)%
Wealth Management	38	34	35	31	31	(18)%
Asset Management	56	48	57	59	45	(20)%

Total Mexico	1,096	1,013	1,140	1,268	1,149	5%

Europe, Middle East and Africa (EMEA)
Consumer	1,151	1,776	1,142	1,251	1,249	9%
Corporate	1,559	2,064	1,349	1,528	1,691	8%
Wealth Management	80	72	68	71	71	(11)%
Asset Management	36	23	25	34	28	(22)%

Total EMEA	2,826	3,935	2,584	2,884	3,039	8%

Japan
Consumer	815	812	822	841	821	1%
Corporate	227	204	226	160	180	(21)%
Wealth Management	83	58	33	26	22	(73)%
Asset Management	19	19	20	19	16	(16)%

Total Japan	1,144	1,093	1,101	1,046	1,039	(9)%

Asia (excluding Japan)
Consumer	824	944	998	1,046	1,072	30%
Corporate	857	770	823	958	915	7%
Wealth Management	131	102	102	97	119	(9)%
Asset Management	15	15	16	18	18	20%

Total Asia	1,827	1,831	1,939	2,119	2,124	16%

Latin America
Consumer	207	209	209	282	239	15%
Corporate	322	329	332	335	310	(4)%
Wealth Management	58	56	54	59	58	—
Asset Management	38	31	32	37	35	(8)%

Total Latin America	625	625	627	713	642	3%

Alternative Investments	180	537	287	659	866	NM
Corporate/Other	295	(69)	(227)	(313)	(4)	NM

Total Net Revenues	$20,282	$21,195	$19,080	$20,461	$21,533	6%

(1)
Excludes Alternative Investments and Corporate/Other which are predominantly related to North America.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,598	$4,467	$4,602	$4,654	$4,576	—
Effect of Securitization Activities	1,325	1,290	1,250	1,214	1,166	(12)%

Adjusted Revenues, Net of Interest Expense(1)	5,923	5,757	5,852	5,868	5,742	(3)%

Total Operating Expenses	1,938	1,964	2,053	2,134	2,077	7%

Net Credit Losses {a}	1,229	1,083	892	936	915	(26)%
Effect of Securitization Activities	1,325	1,290	1,250	1,214	1,166	(12)%

Adjusted Net Credit Losses(1)	2,554	2,373	2,142	2,150	2,081	(19)%
Specific and General Credit Reserve Build / (Release) {a)	(1)	(68)	(246)	(429)	(5)	NM

Total Provision for Credit Losses (Sum of {a})	1,228	1,015	646	507	910	(26)%

Income Before Taxes and Minority Interest	1,432	1,488	1,903	2,013	1,589	11%
Income Taxes and Minority Interest	452	476	636	572	503	11%

Net Income	$980	$1,012	$1,267	$1,441	$1,086	11%

Average Assets (in billions of dollars)	$95	$94	$96	$96	$96	1%
Return on Assets	4.15%	4.33%	5.25%	5.97%	4.59%
Return on Managed Assets	2.32%	2.42%	2.96%	3.26%	2.47%
Average Risk Capital	$5,513	$5,439	$5,205	$5,300	$7,233
Return on Risk Capital	71%	75%	97%	108%	61%
Return on Invested Capital	24%	25%	31%	36%	25%
KEY INDICATORS (in billions of dollars):
End of Period Managed Loans	$151.9	$154.4	$157.3	$165.7	$158.3	4%
EOP Open Accounts (in millions)	137.7	141.8	141.0	140.8	139.8	2%
Total Sales	$79.1	$87.0	$90.8	$97.8	$86.4	9%
Managed Average Yield	14.27%	13.87%	13.69%	13.53%	13.88%
Managed Net Interest Revenue (in millions of dollars)(1)	$4,793	$4,556	$4,537	$4,467	$4,364	(9)%
% of Average Managed Loans	12.56%	12.03%	11.66%	11.07%	10.98%
Net Credit Margin (in millions of dollars)(2)	$3,369	$3,384	$3,710	$3,718	$3,661	9%
% of Average Managed Loans	8.83%	8.94%	9.53%	9.22%	9.21%
Average Managed Loans:
Securitized	$75.9	$75.6	$76.2	$83.7	$86.5	14%
Held for Sale	—	2.1	7.4	2.9	0.2	—
On Balance Sheet	63.1	59.2	55.5	56.8	56.6	(10)%

North America Managed	139.0	136.9	139.1	143.4	143.3	3%
International	14.5	15.4	15.7	17.1	17.9	23%

Total Managed	$153.5	$152.3	$154.8	$160.5	$161.2	5%

Managed Net Credit Losses (in millions of dollars):
Securitized	$1,325	$1,244	$1,122	$1,174	$1,162	(12)%
Held for Sale	—	46	128	40	4	—
On Balance Sheet	1,089	958	731	801	779	(28)%

North America Managed	2,414	2,248	1,981	2,015	1,945	(19)%
International	140	125	161	135	136	(3)%

Total Managed	$2,554	$2,373	$2,142	$2,150	$2,081	(19)%

Coincident Managed Net Credit Loss Ratio	6.69%	6.27%	5.50%	5.33%	5.23%
12 Month Lagged Managed Net Credit Loss Ratio	8.10%	7.66%	6.74%	5.94%	5.50%
Loans 90+Days Past Due (in millions of dollars)	$3,152	$2,808	$2,842	$2,944	$2,753	(13)%
% of EOP Managed Loans	2.08%	1.82%	1.81%	1.78%	1.74%
(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Net Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. Securitization changes Citigroup's role from that of a lender to that of a loan servicer and removes the receivables from Citigroup's balance sheet. For securitized receivables, amounts that would otherwise be reported as net interest revenue, fee and commission revenue, and credit losses are replaced by the contractual servicing and excess servicing fees earned. However, Citigroup's exposure to credit losses on the securitized receivables is contractually limited to the cash flows from the receivables. The managed basis disclosures treat the receivables as if they had not been securitized and are still on the Company's balance sheet, with related income statement amounts reported as net interest revenue, fee and commission revenue, and credit losses. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the credit quality of the entire managed portfolio as the results of both the held and securitized portfolios impact the overall performance of the Cards business.

(2)
Total Revenues, net of Interest Expense less Adjusted Net Credit Losses. Previously reported as Risk Adjusted Revenue.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS—Page 1
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense(1)	$3,859	$3,686	$3,815	$3,756	$3,740	(3)%
Effect of Securitization Activities	1,325	1,290	1,250	1,214	1,166	(12)%

Adjusted Revenues, Net of Interest Expense(2)	5,184	4,976	5,065	4,970	4,906	(5)%

Total Operating Expenses	1,533	1,518	1,616	1,649	1,590	4%

Net Credit Losses(a)	1,089	958	731	801	779	(28)%
Effect of Securitization Activities	1,325	1,290	1,250	1,214	1,166	(12)%

Adjusted Net Credit Losses(2)	2,414	2,248	1,981	2,015	1,945	(19)%
Specific and General Credit Reserve Build / (Release)(a)	—	(59)	(161)	(420)	—	—

Total Provision for Credit Losses (Sum of(a))	1,089	899	570	381	779	(28)%

Income Before Taxes and Minority Interest	1,237	1,269	1,629	1,726	1,371	11%
Income Taxes and Minority Interest	405	419	562	536	460	14%

Net Income	$832	$850	$1,067	$1,190	$911	9%

Average Assets (in billions of dollars)	$80	$78	$79	$78	$76	(5)%
Return on Assets	4.18%	4.38%	5.37%	6.07%	4.86%
Return on Managed Assets	2.17%	2.25%	2.77%	3.00%	2.34%
Adjusted Revenues, Net of Interest Expense(2):
U.S. and Canada	$4,978	$4,782	$4,837	$4,728	$4,637	(7)%
Mexico	206	194	228	242	269	31%

Total	$5,184	$4,976	$5,065	$4,970	$4,906	(5)%

Net Income:
U.S. and Canada	$735	$762	$965	$1,100	$784	7%
Mexico	97	88	102	90	127	31%

Total	$832	$850	$1,067	$1,190	$911	9%

(1)
The 2005 first quarter includes a release of $129 million from the allowance for credit losses related to loan receivables that have been securitized during the quarter.

(2)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Net Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 6.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS—Page 2
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
KEY INDICATORS (in billions of dollars)
EOP Open Accounts (in millions)	121.8	121.1	120.2	120.0	118.9	(2)%
Total Sales	$67.8	$74.3	$77.3	$82.5	$71.7	6%
Average Managed Loans	$139.0	$136.9	$139.1	$143.4	$143.3	3%
Net Credit Margin (NCM)(1)	$2,770	$2,728	$3,084	$2,955	$2,961	7%
NCM as a % of Average Managed Loans	8.02%	8.01%	8.82%	8.20%	8.38%
Managed Average Yield	14.24%	13.83%	13.60%	13.39%	13.77%
SUPPLEMENTAL DISCLOSURE:
End of Period Managed Loans:
Bankcards	$112.1	$112.9	$115.2	$121.7	$115.8	3%
Private Label	25.2	25.8	26.0	26.1	24.7	(2)%

Total	$137.3	$138.7	$141.2	$147.8	$140.5	2%

Managed Net Interest Revenue (in millions of dollars)(2):
Bankcards	$3,108	$2,953	$2,904	$2,934	$2,844	(8)%
Private Label	1,230	1,140	1,163	1,035	1,030	(16)%

Total	$4,338	$4,093	$4,067	$3,969	$3,874	(11)%

% of Average Managed Loans:
Bankcards	11.01%	10.65%	10.19%	9.93%	9.77%
Private Label	19.46%	18.07%	17.98%	15.88%	16.51%
Total	12.56%	12.03%	11.63%	11.01%	10.96%
Managed Net Credit Losses (in millions of dollars):
Bankcards	$1,864	$1,705	$1,523	$1,543	$1,514	(19)%
Private Label	550	543	458	472	431	(22)%

Total	$2,414	$2,248	$1,981	$2,015	$1,945	(19)%

Coincident Managed Net Credit Loss Ratio:
Bankcards	6.60%	6.15%	5.34%	5.22%	5.20%
Private Label	8.70%	8.61%	7.08%	7.24%	6.91%
Total	6.99%	6.61%	5.66%	5.59%	5.50%
12 Month Lagged Managed Net Credit Loss Ratio	8.43%	8.02%	6.93%	6.15%	5.68%
Loans 90+Days Past Due (In millions of dollars):
Bankcards	$2,048	$1,817	$1,816	$1,919	$1,795	(12)%
Private Label	843	748	777	748	684	(19)%

Total	$2,891	$2,565	$2,593	$2,667	$2,479	(14)%

% of EOP Managed Loans:
Bankcards	1.83%	1.61%	1.58%	1.58%	1.55%
Private Label	3.35%	2.90%	2.99%	2.87%	2.77%
Total	2.10%	1.85%	1.84%	1.80%	1.76%
(1)
Total Revenues, net of Interest Expense less Adjusted Net Credit Losses. Previously reported as Risk Adjusted Revenue.

(2)
The abbreviated income statement on page 7 is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Net Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 6.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense
EMEA	$295	$286	$281	$296	$294	—
Japan	68	73	74	80	73	7%
Asia (excluding Japan)	322	362	378	410	401	25%
Latin America	54	60	54	112	68	26%

Total Revenues, Net of Interest Expense	739	781	787	898	836	13%
Total Operating Expenses	405	446	437	485	487	20%
Net Credit Losses	140	125	161	135	136	(3)%
Specific and General Credit Reserve Build / (Release)	(1)	(9)	(85)	(9)	(5)	NM

Total Provision for Credit Losses	139	116	76	126	131	(6)%
Income Before Taxes and Minority Interest	195	219	274	287	218	12%
Income Taxes and Minority Interest	47	57	74	36	43	(9)%

Net Income	$148	$162	$200	$251	$175	18%

Average Assets (in billions of dollars)	$15	$16	$17	$18	$20	33%
Return on Assets	3.97%	4.07%	4.68%	5.55%	3.55%
Net Income by Region:
EMEA	$38	$36	$36	$55	$32	(16)%
Japan	21	22	26	31	17	(19)%
Asia (excluding Japan)	71	82	110	113	101	42%
Latin America	18	22	28	52	25	39%

Total	$148	$162	$200	$251	$175	18%

KEY INDICATORS (in billions of dollars)
End of Period Loans	$14.6	$15.7	$16.1	$17.9	$17.8	22%
EOP Open Accounts (in millions)	15.9	20.7	20.8	20.8	20.9	31%
Total Sales	$11.3	$12.7	$13.5	$15.3	$14.7	30%
Net Interest Revenue (in millions of dollars)	$455	$463	$470	$498	$490	8%
% of Average Loans	12.62%	12.09%	11.91%	11.59%	11.10%
Net Credit Margin (in millions of dollars)(1)	$599	$656	$626	$763	$700	17%
% of Average Loans	16.61%	17.13%	15.86%	17.75%	15.86%
Managed Average Yield	14.50%	14.14%	14.45%	14.69%	14.71%
Average Loans:
EMEA	$5.5	$5.5	$5.4	$5.8	$6.1	11%
Japan	1.2	1.2	1.2	1.4	1.3	8%
Asia (excluding Japan)	7.3	8.2	8.6	9.3	9.8	34%
Latin America	0.5	0.5	0.5	0.6	0.7	40%

Total	$14.5	$15.4	$15.7	$17.1	$17.9	23%

Coincident Net Credit Loss Ratio	3.85%	3.25%	4.09%	3.16%	3.08%
12 Month Lagged Net Credit Loss Ratio	4.85%	4.24%	5.08%	3.89%	3.78%
Loans 90+Days Past Due (in millions of dollars)	$261	$243	$249	$277	$274	5%
% of EOP Loans	1.80%	1.55%	1.55%	1.55%	1.54%
(1)
Total Revenues, net of Interest Expense less Adjusted Net Credit Losses. Previously reported as Risk Adjusted Revenue.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,688	$2,677	$2,631	$2,765	$2,750	2%
Total Operating Expenses	923	873	853	951	960	4%
Net Credit Losses	870	857	832	872	797	(8)%
Specific and General Credit Reserve Build / (Release)	1	(5)	(70)	—	(17)	NM
Provision for Benefits & Claims	45	42	24	38	37	(18)%

Total Provisions for Benefits, Claims and Credit Losses	916	894	786	910	817	(11)%

Income Before Taxes	849	910	992	904	973	15%
Income Taxes	282	316	349	320	344	22%

Net Income	$567	$594	$643	$584	$629	11%

Average Assets (in billions of dollars)	$111	$110	$113	$117	$119	7%
Return on Assets	2.05%	2.17%	2.26%	1.99%	2.14%
Average Risk Capital	$3,710	$3,798	$3,675	$3,704	$3,876
Return on Risk Capital	61%	63%	70%	63%	66%
Return on Invested Capital	22%	21%	23%	21%	23%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$56.4	$56.7	$58.6	$61.2	$62.0	10%
Personal loans	24.5	24.4	24.6	25.7	25.7	5%
Auto	11.4	11.5	11.6	11.8	11.8	4%
Sales finance and other	5.8	5.2	5.1	5.4	5.4	(7)%

Total	$98.1	$97.8	$99.9	$104.1	$104.9	7%

Average Yield	13.14%	13.09%	12.83%	12.70%	12.76%
Average Net Interest Margin	10.16%	10.19%	9.68%	9.81%	9.84%
Net Credit Margin (NCM)(1)	$1,818	$1,820	$1,799	$1,893	$1,953	7%
NCM as a % of Average Loans	7.45%	7.48%	7.16%	7.23%	7.55%
Net Credit Loss Ratio	3.57%	3.52%	3.31%	3.33%	3.08%
Loans 90+ Days Past Due (in millions of dollars)	$2,127	$1,948	$1,938	$2,014	$1,875	(12)%
% of EOP Loans	2.15%	1.96%	1.91%	1.90%	1.80%
Number of Sales Points:
North America Branches	2,759	2,608	2,624	2,642	2,669	(3)%
International Branches	940	997	1,039	969	1,011	8%
Japan Automated Loan Machines	382	380	419	512	523	37%

Total	4,081	3,985	4,082	4,123	4,203	3%

(1)
Total Revenues, net of Interest Expense less Net Credit Losses.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
NORTH AMERICA CONSUMER FINANCE
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,835	$1,806	$1,753	$1,850	$1,845	1%
Total Operating Expenses	587	536	512	567	547	(7)%
Net Credit Losses	529	515	487	534	486	(8)%
Specific and General Credit Reserve Build / (Release)	1	(5)	(45)	—	(17)	NM
Provision for Benefits & Claims	44	41	24	38	38	(14)%

Total Provisions for Benefits, Claims and Credit Losses	574	551	466	572	507	(12)%

Income Before Taxes	674	719	775	711	791	17%
Income Taxes	230	262	281	266	291	27%

Net Income	$444	$457	$494	$445	$500	13%

Average Assets (in billions of dollars)	$85	$85	$88	$91	$93	9%
Return on Assets	2.10%	2.16%	2.23%	1.95%	2.18%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$49.6	$49.9	$51.4	$53.1	$53.7	8%
Personal loans	12.2	12.3	12.6	12.9	12.9	6%
Auto	10.0	10.3	10.6	10.9	11.0	10%
Sales finance and other	4.5	4.4	4.3	4.5	4.6	2%

Total	$76.3	$76.9	$78.9	$81.4	$82.2	8%

Average Yield	11.93%	11.78%	11.50%	11.33%	11.42%
Average Net Interest Margin	8.69%	8.52%	7.99%	8.19%	8.23%
Net Credit Margin (NCM)(1)	$1,306	$1,291	$1,266	$1,316	$1,359	4%
NCM as a % of Average Loans	6.88%	6.75%	6.38%	6.43%	6.70%
Net Credit Loss Ratio	2.79%	2.69%	2.46%	2.61%	2.40%
Loans 90+ Days Past Due (in millions of dollars)	$1,589	$1,444	$1,479	$1,525	$1,399	(12)%
% of EOP Loans	2.06%	1.84%	1.84%	1.84%	1.71%
Number of Branches:
North America (excluding Mexico)	2,597	2,446	2,450	2,452	2,452	(6)%
Mexico	162	162	174	190	217	34%

Total	2,759	2,608	2,624	2,642	2,669	(3)%

(1)
Total Revenues, net of Interest Expense less Net Credit Losses.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
INTERNATIONAL CONSUMER FINANCE
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$853	$871	$878	$915	$905	6%
Total Operating Expenses	336	337	341	384	413	23%
Net Credit Losses	341	342	345	338	311	(9)%
Specific and General Credit Reserve Build / (Release)	—	—	(25)	—	—	—
Provision for Benefits & Claims	1	1	—	—	(1)	NM

Total Provisions for Benefits, Claims and Credit Losses	342	343	320	338	310	(9)%

Income Before Taxes	175	191	217	193	182	4%
Income Taxes	52	54	68	54	53	2%

Net Income	$123	$137	$149	$139	$129	5%

Average Assets (in billions of dollars)	$26	$25	$25	$26	$26	—
Return on Assets	1.90%	2.20%	2.37%	2.13%	2.01%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$6.8	$6.8	$7.2	$8.1	$8.3	22%
Personal loans	12.3	12.1	12.0	12.8	12.8	4%
Auto	1.4	1.2	1.0	0.9	0.8	(43)%
Sales finance and other	1.3	0.8	0.8	0.9	0.8	(38)%

Total	$21.8	$20.9	$21.0	$22.7	$22.7	4%

Average Yield	17.42%	17.88%	17.82%	17.64%	17.63%
Average Net Interest Margin	15.35%	16.33%	16.02%	15.66%	15.70%
Net Credit Margin (NCM)(1)	$512	$529	$533	$577	$594	16%
NCM as a % of Average Loans	9.45%	10.18%	10.10%	10.11%	10.61%
Net Credit Loss Ratio	6.31%	6.57%	6.52%	5.92%	5.59%
Loans 90+ Days Past Due (in millions of dollars)	$538	$504	$459	$489	$476	(12)%
% of EOP Loans	2.47%	2.38%	2.17%	2.13%	2.13%
Number of Sales Points:
Japan Branches	530	530	529	405	405	(24)%
Japan Automated Loan Machines	382	380	419	512	523	37%

Total Japan	912	910	948	917	928	2%
EMEA Branches	199	228	234	252	264	33%
Asia (excluding Japan) Branches	119	146	173	196	224	88%
Latin America Branches	92	93	103	116	118	28%

Total	1,322	1,377	1,458	1,481	1,534	16%

Japan:
Average Loans (in billions of dollars)	$11.9	$11.4	$10.8	$11.2	$10.9	(8)%
Net Credit Loss Ratio	10.08%	10.45%	10.99%	10.36%	9.25%
Net Income (in millions of dollars)	$81	$88	$95	$98	$122	51%
(1)
Total Revenues, net of Interest Expense less Net Credit Losses.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,303	$4,452	$4,587	$4,654	$4,947	15%
Total Operating Expenses	2,291	2,468	2,521	2,684	2,693	18%
Net Credit Losses	205	207	219	276	218	6%
Specific and General Credit Reserve Build / (Release)	(19)	(138)	(188)	(104)	(23)	(21)%
Provision for Benefits & Claims	182	182	182	191	180	(1)%

Total Provisions for Benefits, Claims and Credit Losses	368	251	213	363	375	2%

Income Before Taxes and Minority Interest	1,644	1,733	1,853	1,607	1,879	14%
Income Taxes	495	552	599	451	582	18%
Minority Interest, Net of Tax	14	14	14	14	12	(14)%

Net Income	$1,135	$1,167	$1,240	$1,142	$1,285	13%

Average Assets (in billions of dollars)	$241	$261	$276	$286	$294	22%
Return on Assets	1.89%	1.80%	1.79%	1.59%	1.77%
Average Risk Capital	$12,890	$13,091	$13,669	$14,237	$14,949
Return on Risk Capital	35%	36%	36%	32%	35%
Return on Invested Capital	18%	18%	18%	17%	18%
KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America	$112.2	$115.7	$116.9	$118.0	$120.6	7%
Bank Deposit Program Balances(1)	41.8	41.7	41.4	41.4	42.3	1%

Total North America	154.0	157.4	158.3	159.4	162.9	6%
International	96.3	102.1	104.9	109.6	112.6	17%

Total	$250.3	$259.5	$263.2	$269.0	$275.5	10%

Average Loans (in billions of dollars):
North America	$121.9	$127.8	$134.1	$143.3	$150.1	23%
North America—Liquidating	6.3	5.9	5.4	5.3	2.4	(62)%
International	38.2	45.8	50.5	53.9	54.6	43%

Total	$166.4	$179.5	$190.0	$202.5	$207.1	24%

Net Interest Revenue	$2,618	$2,692	$2,807	$2,916	$2,886	10%
Net Credit Loss Ratio—Consumer	0.49%	0.51%	0.47%	0.46%	0.46%
Net Credit Loss Ratio—Commercial Business	0.51%	0.31%	0.43%	0.89%	0.28%
Loans 90+Days Past Due—Consumer (in millions of dollars)	$3,698	$3,576	$3,907	$4,094	$3,992	8%
% of EOP Loans	2.86%	2.46%	2.53%	2.47%	2.30%
Cash Basis Loans—Commercial Business (in millions of dollars)	$1,213	$1,173	$1,000	$735	$593	(51)%
% of EOP Loans	3.11%	2.96%	2.55%	1.78%	1.56%
EOP Accounts (in millions):
North America	30.8	31.2	32.6	32.6	32.4	5%
International	18.1	23.9	24.2	24.1	24.5	35%

Total	48.9	55.1	56.8	56.7	56.9	16%

Branches:
Citibanking North America	779	775	776	775	883	13%
Mexico	1,357	1,347	1,347	1,349	1,346	(1)%
International	868	1,110	1,118	1,129	1,144	33%

Total	3,004	3,232	3,241	3,253	3,373	13%

Investment AUM's (in billions):
North America	$73.4	$73.3	$74.7	$78.5	$78.8	7%
International	54.1	55.9	58.8	63.3	64.6	19%

Total	$127.5	$129.2	$133.5	$141.8	$143.4	12%

(1)
The Bank Deposit Program balances are generated from the Smith Barney channel (Global Wealth Management segment) and the funds are managed by Citibanking North America.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING—Page 1
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Retail Distribution	$751	$778	$786	$751	$852	13%
Commercial Business	474	619	620	582	678	43%
Prime Home Finance	442	312	414	339	492	11%
Student Loans	149	149	151	163	132	(11)%
Primerica Financial Services	531	529	532	549	551	4%

Total North America, excluding Mexico	2,347	2,387	2,503	2,384	2,705	15%
Mexico	551	560	578	663	602	9%

Total Revenues, Net of Interest Expense	2,898	2,947	3,081	3,047	3,307	14%
Total Operating Expenses	1,542	1,698	1,733	1,795	1,699	10%
Net Credit Losses	72	71	64	113	54	(25)%
Specific and General Credit Reserve Build / (Release)	(18)	(148)	(180)	(109)	(8)	56%
Provision for Benefits & Claims	180	180	181	190	178	(1)%

Total Provisions for Benefits, Claims and Credit Losses	234	103	65	194	224	(4)%

Income Before Taxes and Minority Interest	1,122	1,146	1,283	1,058	1,384	23%
Income Taxes	339	368	422	312	437	29%
Minority Interest, Net of Tax	14	14	14	15	12	(14)%

Net Income	$769	$764	$847	$731	$935	22%

Net Income by Business:
Retail Distribution	$133	$124	$130	$127	$184	38%
Commercial Business	161	190	259	155	252	57%
Prime Home Finance	183	147	157	108	189	3%
Student Loans	58	56	55	58	52	(10)%
Primerica Financial Services	137	131	136	140	134	(2)%

Total North America, excluding Mexico	672	648	737	588	811	21%
Mexico	97	116	110	143	124	28%

Total Net Income	$769	$764	$847	$731	$935	22%

KEY INDICATORS:
Net Interest Revenue	$1,740	$1,742	$1,817	$1,844	$1,814	4%
Net Credit Loss Ratio—Consumer	0.11%	0.18%	0.09%	0.13%	0.15%
Net Credit Loss Ratio—Commercial Business	0.51%	0.30%	0.44%	0.86%	0.13%
Loans 90+Days Past Due—Consumer (in millions of dollars)	$2,163	$2,054	$2,473	$2,515	$2,469	15%
% of EOP Loans	2.30%	2.03%	2.29%	2.10%	2.00%
Cash Basis Loans—Commercial Business (in millions of dollars)	$1,135	$1,094	$957	$701	$560	(53)%
% of EOP Loans	3.15%	3.23%	2.74%	1.93%	1.67%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING—Page 2
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
KEY INDICATORS (continued):
Retail Distribution—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$60.8	$63.0	$64.0	$63.9	$65.6	8%
Time Deposits, CDs and Other	11.9	11.2	10.7	10.6	10.9	(8)%

Total Branch Deposits	72.7	74.2	74.7	74.5	76.5	5%
Smith Barney Bank Deposit Program(1)	41.8	41.7	41.4	41.4	42.3	1%

Total Deposits	$114.5	$115.9	$116.1	$115.9	$118.8	4%

Investment AUMs (EOP)	$40.0	$40.1	$40.5	$42.6	$41.9	5%
Average Loans	$7.1	$7.4	$7.6	$8.0	$8.3	15%
Commercial Business—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$13.1	$13.3	$13.1	$13.5	$13.4	2%
Time Deposits, CDs and Other	1.0	1.1	1.2	1.5	1.7	70%

Total Deposits	$14.1	$14.4	$14.3	$15.0	$15.1	7%

Average Loans	$26.9	$26.6	$26.3	$26.8	$27.3	2%
Average Loans—Liquidating	6.3	5.9	5.4	5.3	2.4	(62)%

Average Loans—Total(2)	$33.2	$32.5	$31.7	$32.1	$29.7	(10)%

Prime Home Finance—Balances (in billions of dollars)
Average Loans	$60.2	$66.5	$72.2	$78.1	$82.4	37%
Originations	$22.0	$29.2	$22.9	$25.0	$24.0	9%
Third Party Mortgage Servicing Portfolio (EOP)	$174.5	$170.1	$297.5	$291.3	$288.8	66%
Net Servicing & Gain/(Loss) on Sale	$107.1	$(84.0)	$25.8	$(48.5)	$82.3	(23)%
Student Loans—Balances (in billions of dollars):
Average Loans(3)	$24.5	$24.5	$25.2	$25.9	$26.8	9%
Originations	$2.2	$1.0	$2.6	$2.0	$2.5	14%
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$510.7	$522.0	$534.2	$545.4	$553.1	8%
Loan Volumes (in millions of dollars)(4)	$749.3	$1,104.0	$961.0	$987.0	$972.8	26%
Mutual Fund / UIT Sales at NAV (in millions of dollars)	$927	$861	$768	$769	$903	(3)%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$296	$263	$258	$278	$328	11%
Investment AUMs (EOP)	$25.5	$25.7	$25.7	$27.9	$27.5	8%
Mexico—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$12.3	$11.8	$12.0	$12.4	$12.9	5%
Time Deposits, CDs and Other	9.0	9.6	9.2	9.5	10.0	11%

Total Deposits	$21.3	$21.4	$21.2	$21.9	$22.9	8%

Investment AUMs (EOP)	$7.9	$7.5	$8.5	$8.0	$9.4	19%
Average Loans	$6.3	$6.2	$6.2	$6.9	$7.3	16%
North America Retail Banking (including Mexico, in billions of dollars)
Total Average Deposits	$154.0	$157.4	$158.3	$159.4	$162.9	6%
Total Average Loans	$128.2	$133.7	$139.5	$148.6	$152.5	19%
Total Investment Product Sales(5)	$5.5	$4.7	$4.7	$5.1	$6.2	13%
Total Investment AUMs (EOP)	$73.4	$73.3	$74.7	$78.5	$78.8	7%
Total EOP Accounts (in millions)	30.8	31.2	32.6	32.6	32.4	5%
Checking Accounts (in millions)	11.7	11.8	11.8	11.8	11.4	(3)%
(1)
The Bank Deposit Program balances are generated from the Smith Barney channel (Global Wealth Management segment) and the funds are managed by Citibanking North America.

(2)
In the 2004 second quarter, approximately $2.0 billion of operating leases were reclassified from loans to other assets.

(3)
Includes approximately $2 billion of Loans Held for Sale each quarter.

(4)
Represents loan products marketed by Primerica Financial Services; the receivables are primarily reflected in the assets of Consumer Finance.

(5)
Investment product sales include mutual funds, annuities, structured notes, brokerage activity and other investment products.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING—Page 1
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
EMEA	$685	$721	$687	$764	$766	12%
Japan	125	119	113	114	121	(3)%
Asia (excluding Japan)	467	540	574	583	610	31%
Latin America	128	125	132	146	143	12%

Total Revenues, Net of Interest Expense	1,405	1,505	1,506	1,607	1,640	17%
Total Operating Expenses	749	770	788	889	994	33%
Net Credit Losses	133	136	155	163	164	23%
Specific and General Credit Reserve Build / (Release)	(1)	10	(8)	5	(15)	NM
Provision for Benefits & Claims	2	2	1	1	2	—

Total Provisions for Benefits, Claims and Credit Losses	134	148	148	169	151	13%

Income Before Taxes and Minority Interest	522	587	570	549	495	(5)%
Income Taxes and Minority Interest	156	184	177	138	145	(7)%

Net Income	$366	$403	$393	$411	$350	(4)%

Net Income (loss) by Region:
EMEA	$132	$151	$90	$138	$93	(30)%
Japan	40	37	43	35	36	(10)%
Asia (excluding Japan)	171	191	214	207	201	18%
Latin America	23	24	46	31	20	(13)%

Total	$366	$403	$393	$411	$350	(4)%

KEY INDICATORS:
Net Interest Revenue	$878	$950	$990	$1,072	$1,072	22%
Net Credit Loss Ratio—Consumer	1.48%	1.28%	1.33%	1.21%	1.20%
Net Credit Loss Ratio—Commercial Business	0.45%	0.42%	0.33%	1.05%	1.38%
Loans 90+Days Past Due—Consumer (in millions of dollars)	$1,535	$1,522	$1,434	$1,579	$1,523	(1)%
% of EOP Loans	4.35%	3.46%	3.08%	3.15%	3.05%
Cash Basis Loans—Commercial Business (in millions of dollars)	$78	$79	$43	$34	$33	(58)%
% of EOP Loans	2.60%	1.38%	0.99%	0.71%	0.73%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING—Page 2

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
KEY INDICATORS (Continued):
International—Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$51.4	$54.7	$55.4	$58.2	$59.6	16%
Time Deposits, CDs and Other	44.9	47.4	49.5	51.4	53.0	18%

Total Average Deposits	$96.3	$102.1	$104.9	$109.6	$112.6	17%

Investment Sales	$10.2	$9.7	$8.8	$9.8	$11.3	11%
Investment AUMs (EOP)	$54.1	$55.9	$58.8	$63.3	$64.6	19%
Average Customer Deposits by Region (in billions of dollars):
EMEA	$23.9	$24.1	$23.9	$25.5	$26.0	9%
Japan	22.6	21.7	21.6	21.9	21.8	(4)%
Asia (excluding Japan)	43.2	49.6	52.5	55.3	57.8	34%
Latin America	6.6	6.7	6.9	6.9	7.0	6%

Total	$96.3	$102.1	$104.9	$109.6	$112.6	17%

Average Loans by Type (in billions of dollars):
Mortgages	$12.5	$16.4	$19.1	$20.2	$20.7	66%
Auto	2.4	2.4	2.5	2.5	2.4	—
Personal	18.8	20.6	21.3	23.1	23.2	23%
Commercial Markets	3.0	4.7	5.3	5.0	4.5	50%
Other	1.5	1.7	2.3	3.1	3.8	NM

Total	$38.2	$45.8	$50.5	$53.9	$54.6	43%

Average Loans by Region (in billions of dollars):
EMEA	$18.0	$18.1	$18.4	$19.5	$19.2	7%
Japan	0.3	0.3	0.3	0.3	0.3	—
Asia (excluding Japan)	19.0	26.6	31.0	33.3	34.3	81%
Latin America	0.9	0.8	0.8	0.8	0.8	(11)%

Total	$38.2	$45.8	$50.5	$53.9	$54.6	43%

EOP Accounts by Region (in billions of dollars):
EMEA	$7.9	$8.0	$8.1	$8.3	$8.4	6%
Japan	2.2	2.2	2.1	2.1	2.1	(5)%
Asia (excluding Japan)	5.8	11.5	11.8	11.4	11.7	NM
Latin America	2.2	2.2	2.2	2.3	2.3	5%

Total	$18.1	$23.9	$24.2	$24.1	$24.5	35%

Branches by Region:
EMEA	596	599	604	606	612	3%
Japan	25	25	25	25	25	—
Asia (excluding Japan)	106	341	342	347	354	NM
Latin America	141	145	147	151	153	9%

Total	868	1,110	1,118	1,129	1,144	33%

NM Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Revenues:
Commissions and Fees	$586	$485	$460	$515	$601	3%
Asset Management and Administration Fees	610	630	624	677	696	14%
Investment Banking	830	917	793	1,016	805	(3)%
Principal Transactions	963	728	228	608	1,533	59%
Other	254	1,013	469	318	250	(2)%

Total Non-Interest Revenues	3,243	3,773	2,574	3,134	3,885	20%
Net Interest and Dividends	2,228	2,291	2,203	2,328	2,149	(4)%

Total Revenues, Net of Interest Expense	5,471	6,064	4,777	5,462	6,034	10%

Non-Interest Expenses:
Compensation and Benefits	1,905	1,959	1,657	2,139	2,227	17%
Other Operating and Administrative Expenses	1,114	9,189	1,397	1,165	1,439	29%

Total Non-Interest Expenses	3,019	11,148	3,054	3,304	3,666	21%

Provision for Credit Losses	(60)	(347)	(405)	(163)	(56)	7%

Income (Loss) Before Taxes and Minority Interest	2,512	(4,737)	2,128	2,321	2,424	(4)%
Income Taxes (Benefits)	789	(1,951)	633	622	734	(7)%
Minority Interest, Net of Tax	16	20	44	13	11	(31)%

Net Income (Loss)	$1,707	$(2,806)	$1,451	$1,686	$1,679	(2)%

Pre-tax Profit Margin	45.9%	(78.1)%	44.5%	42.5%	40.2%
Non-Compensation Expenses as a Percent of Net Revenues(1)	20.4%	167.7%	29.2%	21.3%	23.8%
Compensation and Benefits Expenses as a Percent of Net Revenues(1)(2)	34.8%	35.7%	34.7%	39.2%	32.9%
Compensation and Benefits Expenses as a Percent of Risk Adjusted Revenues(1)(2)(3)	34.4%	33.6%	32.0%	38.0%	32.6%
(1)
The 2004 second quarter period excludes revenue of $584 million related to the gain on Samba.

(2)
The 2005 first quarter period excludes Expenses of $243 million related to the repositioning of certain CIB businesses.

(3)
Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANK
CIB REVENUE DETAILS
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Revenue Details:
Investment Banking Revenue:
Advisory and Other Fees	$203	$235	$204	$348	$256	26%
Equity Underwriting	302	253	205	348	269	(11)%
Debt Underwriting	498	544	557	588	500	—
Revenue Allocated to Private Client Segment:
Equity Underwriting	(115)	(63)	(60)	(78)	(95)	17%
Debt Underwriting	(32)	(27)	(18)	(22)	(22)	31%

Total Investment Banking Revenue	856	942	888	1,184	908	6%
Lending	439	522	504	521	510	16%
Equity Markets	747	519	490	552	707	(5)%
Fixed Income Markets	2,504	2,536	1,816	2,229	2,916	16%
Other Capital Markets and Banking	(15)	(24)	35	(139)	(142)	NM

Total Capital Markets and Banking Revenues(1)	4,531	4,495	3,733	4,347	4,899	8%

Transaction Services	939	984	1,042	1,101	1,134	21%
Other(2)	1	585	2	14	1	—

Total CIB Revenues	$5,471	$6,064	$4,777	$5,462	$6,034	10%

(1)
Capital Markets and Banking revenues reflect Citigroup's portion (49%) of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Capital Markets and Banking to conform to the GAAP presentation.

(2)
The 2004 second quarter includes a $584 million gain related to the sale of Samba.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,531	$4,495	$3,733	$4,347	$4,899	8%
Total Operating Expenses	2,354	2,537	2,344	2,724	2,859	21%
Provision for Credit Losses	(26)	(276)	(335)	(140)	(46)	(77)%

Income Before Taxes and Minority Interest	2,203	2,234	1,724	1,763	2,086	(5)%
Income Taxes	711	713	522	494	637	(10)%
Minority Interest, Net of Tax	15	19	43	12	10	(33)%

Net Income	$1,477	$1,502	$1,159	$1,257	$1,439	(3)%

Average Risk Capital	$15,019	$17,470	$19,081	$19,094	$19,344
Return on Risk Capital	40%	35%	24%	26%	30%
Return on Invested Capital	31%	27%	19%	20%	23%
Investment Banking
Global Debt, Equity and Equity-related Underwriting:
Global Volume(1)	$172,766	$120,179	$129,174	$118,261	$148,179	(14)%
Global Market Share	10.1%	8.7%	9.6%	8.8%	9.2%
Rank	1	1	1	1	1
U.S. Volume(1)	$122,224	$81,326	$97,944	$78,929	$92,054	(25)%
U.S. Market Share	12.4%	10.0%	11.6%	9.9%	10.8%
Rank	1	1	1	1	1
(1)
Full credit to book manager. Market volumes and shares sourced from Thomson Financial Securities Data.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$939	$984	$1,042	$1,101	$1,134	21%
Total Operating Expenses	658	692	711	780	801	22%
Provision for Credit Losses	(34)	(71)	(70)	(23)	(13)	62%

Income Before Taxes and Minority Interest	315	363	401	344	346	10%
Income Taxes	81	102	116	83	101	25%

Net Income	$234	$261	$285	$261	$245	5%

Average Risk Capital	$1,263	$1,340	$1,462	$1,454	$1,435
Return on Risk Capital	75%	78%	78%	71%	69%
Return on Invested Capital	47%	48%	47%	43%	40%
Revenue Details:
Cash Management	$522	$558	$618	$647	$658	26%
Securities Services	277	283	274	304	333	20%
Trade	140	143	150	150	143	2%

Total Revenues, Net of Interest Expense	$939	$984	$1,042	$1,101	$1,134	21%

Liability Balances (Average in billions)	$111	$113	$121	$138	$139	25%
Assets Under Custody (EOP in trillions)	$6.6	$7.0	$7.3	$7.9	$8.0	21%

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
SMITH BARNEY
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$848	$850	$849	$868	$908	7%
Commissions and Other Transactional Revenue	881	728	674	769	758	(14)%

Total Revenues, Net of Interest Expense	1,729	1,578	1,523	1,637	1,666	(4)%

Total Operating Expenses	1,320	1,234	1,204	1,257	1,351	2%
Total Provision for Credit Losses	—	—	—	—	—	—

Income Before Taxes	409	344	319	380	315	(23)%
Income Taxes	158	135	124	154	120	(24)%

Net Income	$251	$209	$195	$226	$195	(22)%

Pretax Profit Margin	24%	22%	21%	23%	19%
Average Risk Capital	$1,258	$1,261	$1,080	$905	$845
Return on Risk Capital	80%	67%	72%	99%	94%
Return on Invested Capital	61%	50%	52%	70%	64%
Financial Consultants	12,037	12,094	12,096	12,138	12,189	1%
Annualized Revenue per FC (000)	$577	$527	$500	$536	$555	(4)%
Branch offices	528	526	526	524	522	(1)%
Assets (in billions of dollars):
Client Assets Under Fee-Based Management:
Consulting Group and Internally Managed Accounts	$144	$146	$145	$156	$155	8%
Financial Consultant Managed Accounts	76	76	76	84	84	11%

Total Smith Barney	$220	$222	$221	$240	$239	9%

Total Client Assets(1)	$925	$924	$920	$978	$969	5%
Net Client Asset Flows	$6	$5	$3	$10	$13	NM
Bank Deposit Program Balances	$43	$42	$42	$43	$43	—
(1)
Total Client Assets excludes previously reported Other Investor Assets within Citigroup Global Markets. These assets were historically recorded in both Smith Barney and Citigroup Asset Management. They are not a business driver for Smith Barney, so we have excluded them from Smith Barney's schedule. They will continue to be reported in Asset Management's AUMs.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
PRIVATE BANK
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$573	$505	$482	$484	$504	(12)%
Total Operating Expenses(1)	339	286	292	733	339	0%
Total Provision for Credit Losses	4	(1)	(7)	(1)	(16)	NM

Income (Loss) Before Taxes	230	220	197	(248)	181	(21)%
Income Taxes (Benefits)	71	68	61	(119)	59	(17)%

Net Income (Loss)(1)	$159	$152	$136	$(129)	$122	(23)%

Pretax Profit Margin	40%	44%	41%	(51)%	36%
Average Risk Capital	$688	$727	$761	$828	$1,117
Return on Risk Capital	93%	84%	71%	(62)%	44%
Return on Invested Capital	91%	82%	69%	(63)%	42%
Client Business Volumes (in billions of dollars):
Proprietary Managed Assets	$36	$36	$41	$44	$43	19%
Other Assets under Fee-Based Management	8	8	8	8	9	13%
Banking and Fiduciary Deposits	45	46	47	49	46	2%
Investment Finance	38	40	41	42	42	11%
Other, Principally Custody Accounts	75	73	75	81	81	8%

Total Client Business Volumes	$202	$203	$212	$224	$221	9%

Revenues:
Recurring Fee-Based and Net Interest Revenues(2)	$396	$375	$391	$394	$401	1%
Transactional Revenues	177	130	91	90	103	(42)%

Total Revenues	$573	$505	$482	$484	$504	(12)%

North America	$221	$217	$225	$231	$234	6%
International	352	288	257	253	270	(23)%

	$573	$505	$482	$484	$504	(12)%

Net Credit Loss Ratio	0.04%	(0.01)%	(0.08)%	(0.01)%	(0.05)%
(1)
The 2004 fourth quarter includes a $244 million after-tax ($400 million pretax) charge related to the exit plan implementation for the Company's Private Bank operations in Japan.

(2)
Includes treasury revenue, which was previously disclosed separately.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

ASSET MANAGEMENT
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$461	$427	$442	$460	$413	(10)%
Total Operating Expenses	293	285	321	468	297	1%

Income Before Taxes and Minority Interest	168	142	121	(8)	116	(31)%
Income Taxes	57	44	42	12	36	(37)%
Minority Interest, Net of Tax	6	(1)	—	5	1	(83)%

Net Income (Loss)(1)	$105	$99	$79	$(25)	$79	(25)%

Pre-tax profit margin	36.4%	33.3%	27.4%	(1.7)%	28.1%
Average Risk Capital	$631	$587	$596	$618	$616
Return on Risk Capital	67%	68%	53%	(16)%	52%
Return on Invested Capital	14%	14%	12%	0%	13%
Asset Management (Excl. Retirement Services):
Total Revenues, Net of Interest Expense	$386	$366	$369	$382	$349	(10)%
Total Operating Expenses	263	255	288	434	264	0%

Income Before Taxes and Minority Interest	123	111	81	(52)	85	(31)%
Income Taxes	46	40	33	1	29	(37)%
Minority Interest, Net of Tax	6	(2)	—	5	1	(83)%

Net Income (Loss)(1)	$71	$73	$48	$(58)	$55	(23)%

Retirement Services:
Total Revenues, Net of Interest Expense	$75	$61	$73	$78	$64	(15)%
Total Operating Expenses	30	30	33	34	33	10%

Income (Loss) Before Taxes and Minority Interest	45	31	40	44	31	(31)%
Income Taxes (Benefits)	11	4	9	11	7	(36)%
Minority Interest, Net of Tax	—	1	—	—	—	—

Net Income (Loss)	$34	$26	$31	$33	$24	(29)%

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT — Page 2
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Net Flows by Business (in billions of dollars):
Retail/Private Bank	$3.9	$0.1	$0.6	$(0.2)	$0.7	(82)%
Institutional(4)
Long Term	4.1	3.3	0.9	(10.1)	2.1	(49)%
Liquidity	(4.6)	(0.1)	5.6	6.9	9.4	NM

Total Institutional	(0.5)	3.2	6.5	(3.2)	11.5	NM

Net Flows Excluding US Retail Money Markets	$3.4	$3.3	$7.1	$(3.4)	$12.2	NM

US Retail Money Markets	$—	$(3.2)	$(0.7)	$(0.4)	$0.7	—
Assets Under Management (in billions of dollars)(1):
Assets Under Management by Business (in billions of dollars):
Retail/Private Bank(2)(6)	$236.4	$231.8	$230.8	$239.1	$230.1	(3%)
Institutional(3)(6)	227.5	194.1	204.3	209.1	218.3	(4)%
Retirement Services	9.8	9.5	10.1	10.8	11.1	13%

Total Assets Under Management(2, 3, 6)	$473.7	$435.4	$445.2	$459.0	$459.5	(3)%

Assets Under Management by Product (in billions of dollars):
Equity/Balanced	$165.4	$166.8	$165.2	$172.1	$166.0	0%
Fixed Income(5)	185.7	147.0	152.4	152.3	151.5	(18)%
Money Markets/Liquidity	122.6	121.6	127.6	134.6	142.0	16%

Total Assets Under Management(2, 3, 6)	$473.7	$435.4	$445.2	$459.0	$459.5	(3)%

Number of Morningstar 4- and 5-star Mutual Fund share classes(5)
Equity	15	12	15	16	11	(27)%
Fixed Income	11	17	16	17	19	73%
CitiStreet Joint Venture—Assets Under Administration (in billions of dollars)	$208	$198	$202	$218	$224	8%
(1)
Assets Under Management are reported on a levered-basis which reflects assets purchased with borrowed funds. Assets owned by clients totaled $458 billion at March 31, 2005. Assets related to CAI Institutional alternative investments of $52 billion as of December 31, 2004 were previously shown here (on a levered basis), and are now reflected in Client Capital under Management (on an unlevered basis) in the Alternative Investments business.

(2)
Includes $34, $33, $34 and $34 billion for the first, second, third and fourth quarters of 2004, respectively, and $34 billion for the first quarter of 2005 for Citigroup Private Bank clients.

(3)
Includes St. Paul Travelers Fixed Income assets of $36, $2, $3 and $3 billion for the first, second, third and fourth quarters of 2004, respectively. Assets related to CAI Institutional alternative investments of $54, $52, $53 and $52 billion for the first, second, third and fourth quarters of 2004, respectively, were previously shown here (on a levered basis), and are now reflected in Client Capital under Management (on an unlevered basis) in the Alternative Investment business.

(4)
Institutional flows exclude the impact of changes in asset levels with the St. Paul Travelers Fixed Income account referenced in footnote (3).

(5)
Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

(6)
Includes $3 billion of AUMs for the 2004 second, third and fourth quarters (Retail of $1 billion and Institutional of $2 billion for all three quarters) and $2 billion of AUM's for the first quarter of 2005 related to KorAm.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

ALTERNATIVE INVESTMENTS(1)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$180	$537	$287	$659	$866	NM
Total Operating Expenses	87	123	112	140	105	21%
Provision for Credit Losses	1	(1)	—	—	—	(100)%

Income Before Taxes and Minority Interest	92	415	175	519	761	NM
Income Taxes	30	135	54	164	267	NM
Minority Interest, Net of Tax	36	7	10	22	132	NM

Net Income	$26	$273	$111	$333	$362	NM

Assets (in billions)	$8.6	$8.4	$8.4	$8.9	$9.7
Average Risk Capital (in billions)	3.6	3.7	3.6	3.7	4.1
Return on Risk Capital	3%	30%	12%	36%	36%
Return on Invested Capital	1%	28%	10%	34%	34%
Total Revenues, Net of Interest Expense (by Business):
Client	$49	$50	$58	$76	$62
Proprietary Investment Activities:
Private Equity	76	460	225	563	752
Hedge Funds	50	(30)	(15)	7	30
Other	5	57	19	13	22

Total Proprietary Investment Activities	131	487	229	583	804

Total	$180	$537	$287	$659	$866

Total Revenues, Net of Interest Expense (by Type):
Client	$49	$50	$58	$76	$62
Proprietary Investment Activities:
Fees/Dividends/Interest	38	92	50	89	81
Realized & Unrealized Gains (including Public Mark-to-Market)	60	364	148	467	706
Other	33	31	31	27	17

Total Proprietary Investment Activities	131	487	229	583	804

Total	$180	$537	$287	$659	$866

Capital Under Management (in billions):
Client	$21.8	$19.7	$20.2	$20.4	$20.2
Proprietary Investment Activities	7.3	7.4	7.6	8.1	8.8

Capital Under Management	$29.1	$27.1	$27.8	$28.5	$29.0

(1)
Includes Citigroup Venture Capital activities and certain other corporate investments.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

SUPPLEMENTAL INFORMATION
DISCONTINUED OPERATIONS(1)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,206	$1,107	$1,434	$1,425	$1,362	13%
Total Operating Expenses	222	220	289	281	273	23%
Provision for Benefits and Claims	649	627	853	788	692	7%

Income Before Taxes	335	260	292	356	397	19%
Income Taxes	86	96	47	113	124	44%

Net Income	$249	$164	$245	$243	$273	10%

(1)
Discontinued Operations represents the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing and is expected to close during the 2005 second or third quarter.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Revenues
Loan interest, including fees	$10,769	$10,794	$11,018	$11,215	$11,273	5%
Other interest and dividends	4,328	4,627	5,181	5,751	6,262	45%
Insurance premiums	648	636	668	774	735	13%
Commissions and fees	4,139	4,308	3,305	4,229	4,209	2%
Principal transactions	1,311	1,062	400	943	2,215	69%
Asset management and administration fees	1,714	1,651	1,683	1,790	1,832	7%
Realized gains (losses) from sales of investments	131	218	303	183	243	85%
Other revenue	1,702	2,867	2,396	2,274	2,192	29%

Total revenues	24,742	26,163	24,954	27,159	28,961	17%
Interest expense	4,460	4,968	5,874	6,698	7,428	67%

Total revenues, net of interest expense	20,282	21,195	19,080	20,461	21,533	6%

Benefits, Claims, and Credit Losses
Policyholder benefits and claims	227	223	206	228	217	(4)%
Provision for credit losses	2,230	1,588	1,029	1,386	1,813	(19)%

Total benefits, claims, and credit losses	2,457	1,811	1,235	1,614	2,030	(17)%

Operating Expenses
Non-insurance compensation and benefits	5,878	5,877	5,595	6,295	6,677	14%
Net occupancy expense	1,067	1,228	1,242	1,303	1,253	17%
Technology / communication expense	866	902	931	884	882	2%
Insurance underwriting, acquisition and operating	102	93	85	76	82	(20)%
Restructuring-related items	(3)	—	—	(2)	—	100%
Other operating	2,510	10,313	2,602	3,118	2,761	10%

Total operating expenses	10,420	18,413	10,455	11,674	11,655	12%

Income from Continuing Operations before Income
Taxes and Minority Interest	7,405	971	7,390	7,173	7,848	6%
Provision (benefit) for income taxes	2,312	(47)	2,258	2,044	2,516	9%
Minority interest, net of income taxes	69	38	69	51	164	NM

Income from Continuing Operations	5,024	980	5,063	5,078	5,168	3%

Discontinued Operations (1)
Income from Discontinued Operations	335	260	292	356	397
Provision for income taxes	86	96	47	113	124

Income from Discontinued Operations, net	249	164	245	243	273

Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	3%

(1)
Discontinued Operations represents the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing and is expected to close during the 2005 second or third quarter.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET
(In millions of dollars)

	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004	March 31, 2005 (1)	March 31, 2005 vs. December 31, 2004 Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$23,104	$26,462	$25,483	$23,556	$25,620	9%
Deposits at interest with banks	23,104	24,710	23,407	23,889	28,563	20%
Federal funds sold and securities borrowed or purchased under agreements to resell	184,089	194,594	208,159	200,739	202,099	1%
Brokerage receivables	35,159	41,494	37,987	39,273	40,747	4%
Trading account assets	232,227	245,037	264,227	280,167	272,841	(3)%
Investments	203,311	205,245	205,632	213,243	167,585	(21)%
Loans, net of unearned income
Consumer	383,678	398,558	408,376	435,226	430,008	(1)%
Corporate	100,438	112,859	112,309	113,603	117,651	4%

Loans, net of unearned income	484,116	511,417	520,685	548,829	547,659	—
Allowance for credit losses	(12,506)	(12,715)	(12,034)	(11,269)	(10,894)	3%

Total loans, net	471,610	498,702	508,651	537,560	536,765	—
Goodwill	28,549	30,215	30,809	31,992	32,076	—
Intangible assets	13,953	14,525	16,192	15,271	15,572	2%
Reinsurance recoverables	4,598	4,683	4,722	4,783	818	(83)%
Separate and variable accounts	28,841	29,474	29,839	32,264	1,225	(96)%
Other assets	69,046	81,427	81,446	81,364	71,093	(13)%
Assets of discontinued operations held for sale	—	—	—	—	95,078	—

Total assets	$1,317,591	$1,396,568	$1,436,554	$1,484,101	$1,490,082	—

Liabilities
Non-interest-bearing deposits in U.S. offices	$30,078	$31,654	$30,785	$31,533	$32,840	4%
Interest-bearing deposits in U.S. offices	151,124	153,237	156,802	161,113	166,141	3%
Non-interest-bearing deposits in offices outside the U.S.	25,730	27,182	27,420	28,379	29,930	5%
Interest-bearing deposits in offices outside the U.S.	292,257	312,327	319,444	341,056	339,958	—

Total deposits	499,189	524,400	534,451	562,081	568,869	1%
Federal funds purchased and securities loaned or sold under agreements to repurchase	179,743	202,940	217,157	209,555	217,599	4%
Brokerage payables	37,271	42,524	41,986	50,208	52,088	4%
Trading account liabilities	127,076	132,247	137,078	135,487	120,511	(11)%
Contractholder funds and separate and variable accounts	60,618	62,237	63,341	68,801	1,621	(98)%
Insurance policy and claims reserves	17,871	18,007	18,416	19,177	4,994	(74)%
Investment banking and brokerage borrowings	26,159	26,459	27,697	25,799	30,433	18%
Short-term borrowings	40,705	40,917	35,506	30,968	32,271	4%
Long-term debt	178,588	189,071	198,713	207,910	208,148	—
Other liabilities(2)	48,487	59,455	58,843	64,824	56,658	(13)%
Liabilities of discontinued operations held for sale	—	—	—	—	86,376	—

Total liabilities	1,215,707	1,298,257	1,333,188	1,374,810	1,379,568	—

Stockholders' equity
Preferred Stock	1,125	1,125	1,125	1,125	1,125	—
Common Stock	55	55	55	55	55	—
Additional paid-in capital	18,407	18,519	18,685	18,851	19,884	5%
Retained earnings	96,659	95,707	98,930	102,154	105,269	3%
Treasury stock	(11,442)	(11,135)	(10,814)	(10,644)	(10,497)	1%
Accumulated other changes in equity from nonowner sources	(122)	(3,338)	(2,424)	(304)	(1,681)	NM
Unearned compensation	(2,798)	(2,622)	(2,191)	(1,946)	(3,641)	(87)%

Total stockholders' equity	101,884	98,311	103,366	109,291	110,514	1%

Total liabilities and stockholders' equity	$1,317,591	$1,396,568	$1,436,554	$1,484,101	$1,490,082	—

(1)
Preliminary.

(2)
Includes allowance for credit losses for letters of credit and unfunded lending commitments of $600 million for the first, second, third and fourth quarters of 2004, respectively, and $600 million for the first quarter of 2005.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP SEGMENT BALANCE SHEET(1)
March 31, 2005
(In millions of dollars)

	Global Consumer	Corporate and Investment Banking	Global Wealth Management	Asset Management	Alternative Investments	Corporate/ Other & Consolidating Eliminations	Discontinued Operations	Total Citigroup Consolidated (GAAP)
Assets:
Cash and due from banks	$9,866	$15,450	$152	$131	$5	$16	$—	$25,620
Deposits at interest with banks	4,608	23,301	609	—	43	2	—	28,563
Federal funds sold and securities borrowed or purchased under agreements to resell	2,389	199,092	286	332	—	—	—	202,099
Brokerage receivables	4	26,127	14,616	—	—	—	—	40,747
Trading account assets	2,579	269,316	649	262	—	35	—	272,841
Investments	50,108	93,158	1,741	475	8,983	13,120	—	167,585
Consumer loans	389,408	—	40,600	—	—	—	—	430,008
Corporate loans	—	117,406	—	50	177	18	—	117,651

Loans, net of unearned income	389,408	117,406	40,600	50	177	18	—	547,659
Allowance for credit losses	(7,972)	(2,834)	(88)	—	—	—	—	(10,894)

Total loans, net	381,436	114,572	40,512	50	177	18	—	536,765
Goodwill	23,410	5,924	377	2,003	—	362	—	32,076
Intangible assets	14,190	330	—	847	—	205	—	15,572
Reinsurance receivables	818	—	—	—	—	—	—	818
Separate and variable accounts	1,225	—	—	—	—	—	—	1,225
Other	34,118	25,968	3,015	1,355	497	6,140	—	71,093
Assets of discontinued operations held for sale	—	—	—	—	—	—	95,078	95,078

Total identifiable assets	$524,751	$773,238	$61,957	$5,455	$9,705	$19,898	$95,078	$1,490,082

Liabilities and Equity:
Total deposits	$239,251	$236,229	$92,787	$531	$—	$71	$—	$568,869
Federal funds purchased and securities loaned or sold under agreements to repurchase	7,302	207,906	1,971	420	—	—	—	217,599
Brokerage payables	—	47,920	4,168	—	—	—	—	52,088
Trading account liabilities	177	119,823	414	39	58	—	—	120,511
Contractholder funds and separate and variable accounts	1,621	—	—	—	—	—	—	1,621
Insurance policy and claims reserve	4,844	—	—	—	—	150	—	4,994
Investment banking and brokerage borrowings	—	30,433	—	—	—	—	—	30,433
Short-term borrowings	2,268	15,781	2,432	3	—	11,787	—	32,271
Long-term debt	41,861	60,479	—	4	—	105,804	—	208,148
Other liabilities	23,777	28,078	1,967	465	1,987	384	—	56,658
Liabilities of discontinued operations held for sale	—	—	—	—	—	—	86,376	86,376
Net intersegment funding/(lending)	203,650	26,589	(41,782)	3,993	7,660	(208,812)	8,702	—
Stockholders' equity	—	—	—	—	—	110,514	—	110,514

Total liabilities and equity allocation to businesses	$524,751	$773,238	$61,957	$5,455	$9,705	$19,898	$95,078	$1,490,082

Average Risk Capital for the Three Months Ended March 31, 2005:
Average Risk Capital(1)(2)	$26,058	$20,779	$1,962	$616	$4,089	$(1,834)	$3,244	$54,914

NOTE—The above supplemental information reflects the Company's consolidated period ending GAAP balance sheet broken out by reporting segment. The respective segment information closely depicts the assets and liabilities managed by each segment. While this presentation is not defined by GAAP (generally accepted accounting principles), the Company believes that these non-GAAP financial measures enhance investors understanding of the balance sheet components managed by the underlying business segments as well as the beneficial interrelationship of the asset and liability dynamics of the balance sheet components among the Company's business segments. The Company believes that investors may find it useful to see these non-GAAP financial measures to analyze financial performance. The table above provides the supplemental information and the corresponding GAAP financial measure at March 31, 2005.

This Segment Balance Sheet closely depicts the assets and liabilities managed by each of the respective business segments. The reported balances have been derived from the core financial reporting processes managed by the respective segment's finance organization. Adjustments have been made, where they are significant, to balances managed by one segment's financial infrastructure on behalf of another segment's customer base.

(1)
Preliminary

(2)
Risk Capital provides a better understanding of the capital resources employed in each segment. Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events and is the denominator used in calculating Return on Risk Capital on page 31 of the supplement. Management believes Return on Risk Capital is useful to make incremental decisions and serves as a key metric for organic growth initiatives. Return on Risk Capital is a non-GAAP performance measure.

CITIGROUP—RETURN ON CAPITAL(1)

	Average Risk Capital ($M)			Return on Risk Capital			Return on Invested Capital
	First Quarter 2004	Fourth Quarter 2004	First Quarter 2005	First Quarter 2004	Fourth Quarter 2004	First Quarter 2005	First Quarter 2004	Fourth Quarter 2004	First Quarter 2005
Global Consumer:
Cards	$5,513	$5,300	$7,233	71%	108%	61%	24%	36%	25%
Consumer Finance	3,710	3,704	3,876	61%	63%	66%	22%	21%	23%
Retail Banking	12,890	14,237	14,949	35%	32%	35%	18%	17%	18%
Other	—	—	—	—	—	—	—	—	—

Total Global Consumer	22,113	23,241	26,058	47%	53%	44%	20%	23%	20%

Corporate and Investment Banking:
Capital Markets and Banking	15,019	19,094	19,344	40%	26%	30%	31%	20%	23%
Transaction Services	1,263	1,454	1,435	75%	71%	69%	47%	43%	40%
Other	—	—	—	—	—	—	—	—	—

Total Corporate and Investment Banking	16,282	20,548	20,779	42%	33%	33%	33%	24%	24%

Global Wealth Management:
Smith Barney	1,258	905	845	80%	99%	94%	61%	70%	64%
Private Bank	688	828	1,117	93%	(62)%	44%	91%	(63)%	42%

Total Global Wealth Management	1,946	1,733	1,962	85%	22%	66%	70%	17%	54%

Asset Management	631	618	616	67%	(16)%	52%	14%	0%	13%
Alternative Investments	3,647	3,722	4,089	3%	36%	36%	1%	34%	34%
Corporate / Other(2)	(1,017)	(2,082)	(1,834)	NM	NM	NM	NM	NM	NM

Total Citigroup—Continuing Operations(2)(3)	$43,602	$47,780	$51,670	46%	42%	41%

Discontinued Operations(4)	3,479	3,355	3,244	29%	29%	34%	26%	26%	31%

Total Citigroup—Net Income(2)(4)	$47,081	$51,135	$54,914	45%	41%	40%	21%	20%	20%

(1)
Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)
Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)
On a Continuing Operations Basis. See Note 4 on page 2.

(4)
Total Citigroup Return on Invested Capital equals Citigroup Return on Equity.

NM
Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due(1)				Net Credit Losses(1)
				EOP Loans 1Q05				Average Loans 1Q05
	1Q04	4Q04	1Q05		1Q04	4Q04	1Q05
PRODUCT VIEW:
Cards	$3,152	$2,944	$2,753	$158.3	$2,554	$2,150	$2,081	$161.2
Ratio	2.08%	1.78%	1.74%		6.69%	5.33%	5.23%
North America Cards	2,891	2,667	2,479	140.5	2,414	2,015	1,945	143.3
Ratio	2.10%	1.80%	1.76%		6.99%	5.59%	5.50%
International Cards	261	277	274	17.8	140	135	136	17.9
Ratio	1.80%	1.55%	1.54%		3.85%	3.16%	3.08%
Consumer Finance	2,127	2,014	1,875	104.3	870	872	797	104.9
Ratio	2.15%	1.90%	1.80%		3.57%	3.33%	3.08%
North America Consumer Finance	1,589	1,525	1,399	82.0	529	534	486	82.2
Ratio	2.06%	1.84%	1.71%		2.79%	2.61%	2.40%
International Consumer Finance	538	489	476	22.3	341	338	311	22.7
Ratio	2.47%	2.13%	2.13%		6.31%	5.92%	5.59%
Retail Banking (excluding Commercial Markets)	3,698	4,094	3,992	173.2	155	186	192	169.0
Ratio	2.86%	2.47%	2.30%		0.49%	0.46%	0.46%
North America Retail Banking	2,163	2,515	2,469	123.3	26	36	43	119.1
Ratio	2.30%	2.18%	2.00%		0.11%	0.13%	0.15%
International Retail Banking	1,535	1,579	1,523	49.9	129	150	149	49.9
Ratio	4.35%	3.15%	3.05%		1.48%	1.21%	1.20%
Private Bank	155	127	125	39.0	4	(1)	(5)	38.7
Ratio	0.43%	0.33%	0.32%		0.04%	(0.01)%	(0.05)%
Other	—	—	—	1.6	(1)	(1)	—	1.4

Managed Loans (Excluding Commercial Markets)(2)	$9,132	$9,179	$8,745	$476.4	$3,582	$3,206	$3,065	$475.2
Ratio	2.19%	1.92%	1.84%		3.47%	2.73%	2.62%
Securitized Receivables (all in North America Cards)	(1,399)	(1,296)	(1,296)	(87.7)	(1,325)	(1,174)	(1,162)	(86.5)
Loans Held-for-Sale	—	(32)	(10)	(0.6)	—	(40)	(4)	(0.2)

On-Balance Sheet Loans (Excluding Commercial Markets)	$7,733	$7,851	$7,439	$388.1	$2,257	$1,992	$1,899	$388.5
Ratio	2.27%	2.02%	1.92%		2.68%	2.09%	1.98%
	Cash-Basis Loans(1)				Net Credit Losses(1)
Commercial Markets Groups	$1,213	$735	$593	38.0	$50	$90	$26	38.1
Ratio	3.11%	1.78%	1.56%		0.51%	0.89%	0.28%

Total Consumer Loans(2)(3)				$426.1				$426.6

REGIONAL VIEW (Excluding Commercial Markets):

	90 Days Or More Past Due(1)				Net Credit Losses(1)
				EOP Loans 1Q05				Average Loans 1Q05
	1Q04	4Q04	1Q05		1Q04	4Q04	1Q05
North America (excluding Mexico)	$6,316	$6,327	$5,957	$361.2	$2,959	$2,546	$2,428	$359.3
Ratio	1.96%	1.75%	1.65%		3.72%	2.88%	2.74%
Mexico	395	433	436	9.3	14	37	47	9.1
Ratio	5.43%	4.93%	4.70%		0.77%	1.69%	2.07%
Europe, Middle East and Africa	1,722	1,781	1,732	38.5	207	230	227	38.5
Ratio	5.08%	4.53%	4.50%		2.46%	2.40%	2.39%
Japan	382	308	276	14.8	305	297	257	15.6
Ratio	2.14%	1.91%	1.86%		7.07%	7.15%	6.68%
Asia (excluding Japan)	281	299	316	49.3	91	95	101	49.5
Ratio	0.83%	0.61%	0.64%		1.09%	0.79%	0.82%
Latin America	36	31	28	3.3	6	1	5	3.2
Ratio	1.27%	0.93%	0.85%		0.76%	0.18%	0.59%

Managed Loans (Excluding Commercial Markets)(2)	$9,132	$9,179	$8,745	$476.4	$3,582	$3,206	$3,065	$475.2
Ratio	2.19%	1.92%	1.84%		3.47%	2.73%	2.62%
Securitized Receivables (all in North America Cards)	(1,399)	(1,296)	(1,296)	(87.7)	(1,325)	(1,174)	(1,162)	(86.5)
Loans Held-for-Sale	—	(32)	(10)	(0.6)	—	(40)	(4)	(0.2)

On-Balance Sheet Loans (Excluding Commercial Markets)	$7,733	$7,851	$7,439	$388.1	$2,257	$1,992	$1,899	$388.5
Ratio	2.27%	2.02%	1.92%		2.68%	2.09%	1.98%
(1)
The ratios of 90 days or more past due, cash-basis loans and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)
This table presents consumer credit information on a managed basis and shows the impact of securitizations to reconcile to a held basis. Only North America Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 6.

(3)
Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $4 billion and $4 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES
TOTAL CITIGROUP
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$12,643	$12,506	$12,715	$12,034	$11,269

Gross Credit (Losses)	(3,012)	(2,660)	(2,574)	(2,627)	(2,451)	19%
Gross Recoveries	527	535	660	550	549	4%

Net Credit (Losses) / Recoveries (NCL's)	(2,485)	(2,125)	(1,914)	(2,077)	(1,902)	23%

NCL'S—Excluding Loan Charge-offs with a Specific Reserve	2,343	2,078	1,665	1,919	1,797	(23)%
General Reserve Releases	(171)	(541)	(752)	(618)	(20)	88%
General Reserve Builds	—	—	66	12	—	—
Specific Reserve Builds	58	51	50	73	36	(38)%

Provision for Credit Losses	2,230	1,588	1,029	1,386	1,813	(19)%
Other(1)	118	746	204	(74)	(286)

Allowance for Credit Losses at End of Period	$12,506	$12,715	$12,034	$11,269	$10,894

Corporate Allowance for Unfunded Lending Commitments(2)	$600	$600	$600	$600	$600

Total Allowance for Loans, Leases and Unfunded Lending Commitments	$13,106	$13,315	$12,634	$11,869	$11,494

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	2.71%	2.60%	2.43%	2.16%	2.10%
(1)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

(a)
For the first quarter 2005, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital's transportation portfolio.

(b)
For the second quarter 2004, the addition of $715 million of credit loss reserves from the acquisition of KorAm Bank.

(c)
For the first quarter 2004, the addition of $148 million of credit loss reserves related to the acquisition of Washington Mutual Finance Corporation.

(2)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES
CONSUMER LOANS(1)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$9,088	$9,218	$9,316	$8,894	$8,379

Gross Credit (Losses)	(2,746)	(2,572)	(2,390)	(2,533)	(2,379)	13%
Gross Recoveries	439	425	455	451	454	3%

Net Credit (Losses)/Recoveries (NCL's)	(2,307)	(2,147)	(1,935)	(2,082)	(1,925)	17%

NCL'S—Excluding Loan Charge-offs with a Specific Reserve	2,307	2,126	1,863	1,984	1,884	(18)%
General Reserve Releases	(21)	(191)	(502)	(468)	(20)	5%
General Reserve Builds	—	—	66	12	—	—
Specific Reserve Builds	4	—	4	21	5	25%

Provision for Credit Losses	2,290	1,935	1,431	1,549	1,869	(18)%
Other(2)	147	310	82	18	(263)

Allowance for Credit Losses at End of Period	$9,218	$9,316	$8,894	$8,379	$8,060

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	2.45%	2.22%	1.93%	1.97%	1.83%
Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	2.40%	2.34%	2.18%	1.93%	1.87%
(1)
Includes Commercial Business loans and loans made to Private Bank clients.

(2)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

(a)
For the first quarter 2005, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital's transportation portfolio.

(b)
For the second quarter 2004, the addition of $274 million of credit loss reserves from the acquisition of KorAm Bank.

(c)
For the first quarter 2004, the addition of $148 million of credit loss reserves related to the acquisition of Washington Mutual Finance Corporation.

NM Not meaningful

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES
CORPORATE LOANS(1)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	1Q 2005 vs. 1Q 2004 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$3,555	$3,288	$3,399	$3,140	$2,890

Gross Credit (Losses)	(266)	(88)	(184)	(94)	(72)	73%
Gross Recoveries	88	110	205	99	95	8%

Net Credit (Losses) / Recoveries (NCL's)	(178)	22	21	5	23	NM

NCL'S—Excluding Loan Charge-offs with a Specific Reserve	36	(48)	(198)	(65)	(87)	NM
General Reserve Releases	(150)	(350)	(250)	(150)	—	100%
General Reserve Builds	—	—	—	—	—	—
Specific Reserve Builds	54	51	46	52	31	(43)%

Provision for Credit Losses	(60)	(347)	(402)	(163)	(56)	7%
Other(2)	(29)	436	122	(92)	(23)

Allowance for Credit Losses at End of Period	$3,288	$3,399	$3,140	$2,890	$2,834

Net Corporate Credit (Losses) as a Percentage of Average Corporate Loans	0.73%	NM	NM	NM	NM
Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	3.27%	3.01%	2.80%	2.54%	2.41%
Corporate Allowance for Unfunded Lending Commitments (3)	$600	$600	$600	$600	$600

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments	$3,888	$3,999	$3,740	$3,490	$3,434

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	3.87%	3.54%	3.33%	3.07%	2.92%
(1)
Includes Loans related to the Corporate / Other segment.

(2)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

(a)
The 2004 second quarter includes the addition of $441 million of credit loss reserves related to the acquisition of KorAm Bank.

(3)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

NON-PERFORMING ASSETS
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$71	$59	$15	$7	$8
Other	2,842	2,560	2,185	1,899	1,724

Total Corporate Cash-Basis Loans	$2,913	$2,619	$2,200	$1,906	$1,732

Corporate Cash-Basis Loans
JENA(1)	$805	$748	$553	$483	$510
Other International(2)(3)	2,108	1,871	1,647	1,423	1,222

Total Corporate Cash-Basis Loans	$2,913	$2,619	$2,200	$1,906	$1,732

Corporate Cash-Basis Loans as a % of Total Corporate Loans	2.90%	2.32%	1.96%	1.68%	1.47%
Consumer Cash-Basis (excluding Commercial Markets)	$4,693	$4,399	$4,452	$4,728	$4,477
Commercial Markets Cash-Basis Loans	1,213	1,173	1,000	735	593

Total Consumer Cash-Basis Loans	$5,906	$5,572	$5,452	$5,463	$5,070

CitiCapital Collateral Dependent Loans (included in Commercial Markets Cash-Basis Loans)	$474	$377	$440	$285	$167

Renegotiated Loans (includes Corporate and Commercial Markets Loans)	$124	$111	$95	$83	$36

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer(4)	$396	$369	$373	$320	$286
Corporate and Investment Bank(4)	94	98	95	126	127

TOTAL OTHER REAL ESTATE OWNED	$490	$467	$468	$446	$413

OTHER REPOSSESSED ASSETS(5)	$123	$97	$100	$93	$74

(1)
JENA includes Japan, Western Europe and North America.

(2)
Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(3)
Includes $227 million, $313 million, $248 million and $209 million of cash-basis loans for KorAm at June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, respectively. The $39 million decrease from December 31, 2004, reflects the Company's ongoing review of KorAm's loan portfolio.

(4)
Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5)
Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.

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CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT